Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To: Teliphone Corp.

We hereby consent to the use in the Registration Statement Form SB-2 and the related Prospectus of our report dated December 8, 2006 which appears in such Registration Statement. We also consent to the reference to us under the caption "Interest of Named Experts and Counsel - Accounting Matters" in such Registration Statement.

                                        /s/ Michael Pollack CPA
                                        ----------------------------------------
                                        /s/ Michael Pollack CPA
                                        Cherry Hill, NJ
                                        December 15, 2006